Exhibit 10.4

AMENDED AND RESTATED GUARANTEE

made by

PATRIOT COAL CORPORATION,

and certain of its Subsidiaries

in favor of

BANK OF AMERICA, N.A.,
as Administrative Agent

Dated as of July 11, 2012

TABLE OF CONTENTS

SECTION I . DEFINED TERMS		2
1.01	Definitions	2
Other Definitional Provisions		3
SECTION II . GUARANTEE		3
2.01	Guarantee	3
2.02	Right of Contribution	4
2.03	No Subrogation	4
2.04	Amendments, etc. with Respect to the Borrower Obligations	5
2.05	Guarantee Absolute and Unconditional	5
2.06	Reinstatement	7
2.07	[Reserved]	7
2.08	Waiver by Guarantors	7
2.09	[Reserved].	8
2.1	Subordination of Other Obligations	8
2.11	Authority of Guarantors or Borrower	8
2.12	Financial Condition of Borrower	8
2.13	Taxes and Payments	8
2.14	Assignments	8
SECTION III . REPRESENTATIONS AND WARRANTIES		8
3.01	Representations in DIP Credit Agreement	8

SECTION IV . COVENANTS		9
SECTION V . REMEDIAL PROVISIONS		9
5.01	Application of Proceeds	9
5.02	Code and Other Remedies	9
SECTION VI . MISCELLANEOUS		9

6.01	Amendments in Writing	9
6.02	Notices	9
6.03	No Waiver by Course of Conduct; Cumulative Remedies	10
6.04	Enforcement Expenses; Indemnification	10
6.05	Successors and Assigns	10
6.06	Set-Off	10
6.07	Counterparts	11
6.08	Severability	11
6.09	Section Headings	11
6.10	Integration	11
6.11	GOVERNING LAW	11

i

6.12	Submission To Jurisdiction; Waivers	11
6.13	Acknowledgements	12
6.14	WAIVER OF JURY TRIAL	13
6.15	Releases	13
6.16	Additional Guarantors	13
6.17	Conflict	13

Annex 1                                Form of Assumption Agreement

ii

AMENDED AND RESTATED GUARANTEE

AMENDED AND RESTATED GUARANTEE (“Guarantee”), dated as of July 11, 2012 (the , made by each of the signatories hereto and each entity that may become a Guarantor (as defined below) as provided in Section 7.16, in favor of Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Amended and Restated Superpriority Secured Debtor-In-Possession Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “DIP Credit Agreement”), among Patriot Coal Corporation, a Delaware corporation (the “Borrower”), the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, on the Petition Date, the Debtors filed voluntary petitions with the Bankruptcy Court initiating cases pending under Chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, the Borrower, the lenders party thereto, Bank of America, N.A., as Administrative Agent, and the other parties party thereto entered into the Existing Credit Agreement;

WHEREAS, pursuant to the terms of the Existing Credit Agreement, the L/C Issuers agreed to issue letters of credit, in each case, on the terms and subject to the conditions set forth in the Existing Credit Agreement;

WHEREAS, the Borrower has requested an amendment and restatement of the Existing Credit Agreement as set forth in the DIP Credit Agreement, and the Lenders have agreed to such request and to restate their irrevocable obligations to reimburse the L/C Issuers for any drawing under each “Letter of Credit” outstanding on the Closing Date under the Existing Credit Agreement on the terms and subject to the conditions set forth in the DIP Credit Agreement to (a) induce the L/C Issuers not to deliver notices of non-extension to the beneficiaries of such existing “Letters of Credit” and (b) provide for the continuing effectiveness and automatic renewal of such existing “Letters of Credit”, in each case for the purpose of reducing the likelihood of drawings on such “Letters of Credit” during the pendency of the Cases;

WHEREAS,  the Loan Parties are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the issuance of the letters of credit under the DIP Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to restate their irrevocable reimbursement obligations to the L/C Issuers under the DIP Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the DIP Credit Agreement and to induce the Lenders to restate their irrevocable reimbursement obligations to the L/C Issuers thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the holders of Obligations, as follows:

SECTION I .  DEFINED TERMS

1.01  Definitions.  Unless otherwise defined herein, terms defined in the DIP Credit Agreement and used herein shall have the meanings given to them in the DIP Credit Agreement.

The following terms shall have the following meanings:

“Agreement”:  this Guarantee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Beneficiary”:  the Administrative Agent, the Arranger and each Lender and L/C Issuer.

“Borrower Obligations”:  the collective reference to the unpaid principal of and interest on the L/C Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the DIP Credit Agreement after the maturity of the L/C Obligations and interest accruing at the then applicable rate provided in the DIP Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, including any Secured Hedge Agreement or Cash Management Agreement, in each case, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the DIP Credit Agreement, this Agreement, the other Loan Documents, or any Letter of Credit entered into by the Borrower or any Subsidiary of the Borrower with any Lender or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Collateral”:  as defined in the Security Agreement.

“Grantor”:  each entity defined as a Grantor under the Security Agreement.

“Guarantor”:  each of the signatories hereto (other than the Administrative Agent) and each other entity that becomes a Guarantor hereunder pursuant to Section 7.16.

“Guarantor Obligations”:  with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and counsel to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Obligations”:  all advances to, and debts, liabilities and obligations of, any Loan Party arising under any Loan Document or otherwise with respect to any Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, including without limitation the Borrower Obligations and the Guarantor Obligations.

“Obligee Guarantor”:  as defined in Section 2.10.

Other Definitional Provisions.  (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION II .  GUARANTEE

2.01  Guarantee.  (a) Subject to the provisions of Section 2.01(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and each other Loan Party when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under the Bankruptcy Code, or any other applicable federal and state laws relating to fraudulent conveyances, fraudulent transfers, or the insolvency of debtors (after giving effect to the right of contribution established in Section 2.02).

(c)           Each Guarantor agrees that the Obligations may at any time and from time to time exceed the maximum amount of the liability of such Guarantor under Section 2.01(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Secured Parties hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations (other than any contingent indemnification obligations not then due) shall have been satisfied by payment in full, no Letter of Credit shall be outstanding (except to the extent that the Letters of Credit have been cash collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), and the Commitments shall be terminated, notwithstanding that from time to time during the term of the DIP Credit Agreement the Borrower may be free from any Borrower Obligations.

(e)           No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to reduce, release, modify or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations (other than any contingent indemnification obligations not then due) are paid in full, no Letter of Credit shall be outstanding (except to the extent that the Letters of Credit have been cash collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), and the Commitments are terminated.

2.02  Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.03.  The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain jointly and severally liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.03  No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Borrower on account of the Obligations (other than any contingent indemnification obligations not then due) are paid in full, no Letter of Credit shall be outstanding (except to the extent that the Letters of Credit have been cash collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations (other than any contingent indemnification obligations not then due) shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.04  Amendments, etc. with Respect to the Borrower Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, increased, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the DIP Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained herein or any property subject thereto.

2.05  Guarantee Absolute and Unconditional.  Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or a surety other than payment in full of the Obligations.  In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) The guarantee under this Section 2 is a guaranty of payment when due and not of collectability, and is a primary obligation of each Guarantor and not merely a contract of surety.

(b) The Administrative Agent may enforce the guarantee under this Agreement upon the occurrence of an Event of Default notwithstanding the existence of any dispute between the Borrower and any Beneficiary with respect to the existence of such Event of Default.

(c) Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2.

(d) The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the

Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.

(e) To the fullest extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations.

(f) Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to

(i) the validity or enforceability of the DIP Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party,

(ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party,

(iii) any acts of any legislative body or governmental authority affecting the Borrower, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrower’s property, or by economic, political, regulatory or other events in the countries where the Borrower is located, or

(iv) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.

(g) When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security or guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Parties against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.06  Reinstatement.  Each Guarantor agrees that if (a) any payment made by the Borrower or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (b) the proceeds of Collateral are required to be returned by any Beneficiary to the Borrower or its estate, trustee, receiver or any other Party including any Guarantor or its estate, trustee, or receiver under any requirement of law, then, to the extent of such payment or repayment, any such Guarantors liability hereunder shall be and remain in full force and effect, as fully as if such payment had never been made.  If, prior to any of the foregoing, the guarantee under this Section 2 shall have been cancelled or surrendered (and, if any Lien or other Collateral securing such Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), the guarantee under this Section 2 (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment (or any lien or other Collateral securing such obligation).

2.07  [Reserved].

2.08  Waiver by Guarantors.  Each Guarantor hereby waives, for the benefit of the Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Secured Party in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other Guarantor from any cause other than payment in full of the Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute or limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights of set offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including the acceptance hereof, notices of default hereunder, the Secured Hedge Agreements or any agreement or instrument related thereto, the Secured Cash Management Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of extension of credit to Borrower; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

2.09  [Reserved].

2.10  Subordination of Other Obligations.  Any Indebtedness of the Borrower or any Guarantor held as of the Closing Date or thereafter by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf the Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of the Beneficiaries to be credited and applied against the Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

2.11  Authority of Guarantors or Borrower.  It shall not be necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or agents acting or purporting to act on behalf of any of them.

2.12  Financial Condition of Borrower.  Any Letter of Credit may be extended from time to time, without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of such grant or continuation.  No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrower.  Each Guarantor has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and all circumstances bearing upon the risk of nonpayment of the Obligations.  Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower known as of the Closing Date or thereafter known by any Beneficiary.

2.13  Taxes and Payments.  The provisions of Section 3.01(a)-(d) of the DIP Credit Agreement shall apply mutatis mutandis to the Guarantors and payments thereby.

2.14  Assignments.  Each Guarantor acknowledges that the Administrative Agent or any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the DIP Credit Agreement (including, without limitation, all or any portion of its Commitments) and such assignee, transferee or participant shall thereupon become vested with all the benefits in respect thereof granted to such party herein or otherwise, in each case as and to the extent provided in Section 10.06 of the DIP Credit Agreement.  No Guarantor shall have the right to assign its rights hereunder or any interest herein except in accordance with Section 10.06 of the DIP Credit Agreement.

SECTION III .  REPRESENTATIONS AND WARRANTIES

3.01  Representations in DIP Credit Agreement.  To induce the Administrative Agent and the Lenders to enter into the DIP Credit Agreement and to induce the Lenders to restate their irrevocable reimbursement obligations to the L/C Issuers thereunder, each Guarantor hereby represents and warrants to each Secured Party that the representations and warranties set forth in Section V of the DIP Credit Agreement as they relate to such Guarantor or to the other Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the Closing Date of the DIP Credit Agreement and as of each date on which the Borrower is deemed to repeat such representations and warranties under Section 4.02 of the DIP Credit Agreement (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3.01, be deemed to be a reference to such Guarantor’s knowledge.

SECTION IV .  COVENANTS

Each Guarantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full (other than any contingent indemnification obligations not then due), no Letter of Credit shall be outstanding (or any outstanding Letters of Credit shall have been cash collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), and the Commitments shall have terminated, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

SECTION V .  REMEDIAL PROVISIONS

5.01  Application of Proceeds.  The Administrative Agent may apply all or any part of any proceeds of the guarantee set forth in Section II, to payment of the Borrower Obligations in such order as set forth in Section 8.03 of the DIP Credit Agreement.

5.02  Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Borrower Obligations, all rights and remedies available to it under any applicable Loan Document or under any applicable law or in equity.

SECTION VI .  MISCELLANEOUS

6.01  Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the DIP Credit Agreement.

6.02  Notices.  All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.02 of the DIP Credit Agreement; provided, that any such notice, request or demand to or upon any Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 10.02 of the DIP Credit Agreement.

6.03  No Waiver by Course of Conduct; Cumulative Remedies.  None of the Secured Parties shall by any act (except by a written instrument pursuant to Section 6.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

6.04  Enforcement Expenses; Indemnification.  (a) Each Guarantor agrees to pay or reimburse each Secured Party for all its reasonable and documented out-of-pocket expenses incurred in collecting against such Guarantor under the guarantee contained in Section II or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Administrative Agent.

(b)           Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement but only to the extent the Borrower would be required to do so pursuant to Section 10.04 of the DIP Credit Agreement.

(c)           The agreements in this Section 6.04 shall survive repayment of the Obligations and all other amounts payable under the DIP Credit Agreement and the other Loan Documents.

6.05  Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

6.06  Set-Off.  Each Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time following the occurrence of and during the continuance of an Event of Default, and upon any amount becoming due and payable under the DIP Credit  Agreement, whether at stated maturity, by acceleration or otherwise, and pursuant to Section 10.08 of the DIP Credit Agreement, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the Obligations and liabilities of such Guarantor to such Secured Party hereunder then due and owing and claims of every nature and description of such Secured Party against such Guarantor then due and owing, in any currency, whether arising hereunder, under the DIP Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not such Secured Party has made any demand for payment and although such Obligations, liabilities and claims may be contingent or unmatured.  Each Secured Party shall notify such Guarantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the each Secured Party under this Section 6.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

6.07  Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6.08  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction with respect to any of the Guarantors shall, as to such jurisdiction and such Guarantor, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof with respect to such Guarantor or any of the other Guarantors, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or with respect to any of the other Guarantors in any jurisdiction.

6.09  Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

6.10  Integration.  This Agreement and the other Loan Documents represent the agreement of the Guarantors and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

6.11  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

6.12  Submission To Jurisdiction; Waivers.  EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)           SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT AND, IF THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR

PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)           AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS REFERRED TO IN SECTION 6.02 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

(d)           AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

(e)           WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

6.13  Acknowledgements.  Each Guarantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)           None of the Secured Parties has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

6.14  WAIVER OF JURY TRIAL.  EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE SECURED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

6.15  Releases.  (a) At such time as the Obligations shall have been paid in full (other than any contingent indemnification obligations not then due), the Commitments have been terminated and no Letters of Credit shall be outstanding (except to the extent that the Letters of Credit that have been cash collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.  At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

(b)           A Guarantor shall automatically be released from its obligations hereunder and the Guarantee (as defined in the DIP Credit Agreement) of such Guarantor shall automatically be released under the circumstances described in Section 9.09(b) of the DIP Credit Agreement.

6.16  Additional Guarantors.  Each Subsidiary of the Borrower that elects to become a party to this Agreement or is required to become a party to this Agreement pursuant to Article VI of the DIP Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

6.17  Conflict.  In the event there is a conflict between the terms of this Agreement and the DIP Credit Agreement, the DIP Credit Agreement shall control.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

Guarantors:
AFFINITY MINING COMPANY
APOGEE COAL COMPANY, LLC
APPALACHIA MINE SERVICES, LLC
BEAVER DAM COAL COMPANY, LLC
BIG EAGLE, LLC
BIG EAGLE RAIL, LLC
BLACK STALLION COAL COMPANY, LLC
BLACK WALNUT COAL COMPANY
BLUEGRASS MINE SERVICES, LLC
BROOK TROUT COAL, LLC
CATENARY COAL COMPANY, LLC
CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC
CHARLES COAL COMPANY, LLC
CLEATON COAL COMPANY
COAL CLEAN LLC
COAL PROPERTIES, LLC
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2
COLONY BAY COAL COMPANY
COOK MOUNTAIN COAL COMPANY, LLC
CORYDON RESOURCES LLC
COVENTRY MINING SERVICES, LLC
COYOTE COAL COMPANY LLC
CUB BRANCH COAL COMPANY LLC
DAKOTA LLC
DAY LLC
DIXON MINING COMPANY, LLC
DODGE HILL HOLDING JV, LLC
DODGE HILL MINING COMPANY, LLC
DODGE HILL OF KENTUCKY, LLC
EASTERN ASSOCIATED COAL, LLC
EASTERN COAL COMPANY, LLC
EASTERN ROYALTY, LLC
EMERALD PROCESSING, L.L.C

[Signature Page to Guaranty Agreement]

GATEWAY EAGLE COAL COMPANY, LLC
GRAND EAGLE MINING, LLC
HERITAGE COAL COMPANY LLC
HIGHLAND MINING COMPANY, LLC
HILLSIDE MINING COMPANY
HOBET MINING, LLC
INDIAN HILL COMPANY LLC
INFINITY COAL SALES, LLC
INTERIOR HOLDINGS, LLC
IO COAL LLC
JARRELL’S BRANCH COAL COMPANY
JUPITER HOLDINGS LLC
KANAWHA EAGLE COAL, LLC
KANAWHA RIVER VENTURES I, LLC
KANAWHA RIVER VENTURES II, LLC
KANAWHA RIVER VENTURES III, LLC
KE VENTURES, LLC
LITTLE CREEK LLC
LOGAN FORK COAL COMPANY
MAGNUM COAL COMPANY LLC
MAGNUM COAL SALES LLC
MARTINKA COAL COMPANY, LLC
MIDLAND TRAIL ENERGY LLC
MIDWEST COAL RESOURCES II, LLC
MOUNTAIN VIEW COAL COMPANY, LLC
NEWTOWN ENERGY, INC.
NEW TROUT COAL HOLDINGS II, LLC
NORTH PAGE COAL CORP.
OHIO COUNTY COAL COMPANY, LLC
PANTHER LLC
PATRIOT BEAVER DAM HOLDINGS, LLC PATRIOT COAL COMPANY, L.P.
PATRIOT COAL SALES LLC
PATRIOT COAL SERVICES LLC
PATRIOT LEASING COMPANY LLC
PATRIOT MIDWEST HOLDINGS, LLC
PATRIOT RESERVE HOLDINGS, LLC
PATRIOT TRADING LLC

[Signature Page to Guaranty Agreement]

PATRIOT VENTURES LLC PCX ENTERPRISES, INC.
PINE RIDGE COAL COMPANY, LLC
POND CREEK LAND RESOURCES, LLC
POND FORK PROCESSING LLC
REMINGTON HOLDINGS LLC
REMINGTON II LLC
REMINGTON LLC
RIVERS EDGE MINING, INC.
ROBIN LAND COMPANY, LLC
SENTRY MINING, LLC
SNOWBERRY LAND COMPANY
SPEED MINING LLC
STERLING SMOKELESS COAL COMPANY, LLC
TC SALES COMPANY, LLC
THE PRESIDENTS ENERGY COMPANY LLC
THUNDERHILL COAL LLC
TROUT COAL HOLDINGS, LLC
UNION COUNTY COAL CO., LLC
VIPER LLC
WEATHERBY PROCESSING LLC
WILDCAT, LLC
WILDCAT ENERGY LLC
WILL SCARLET PROPERTIES LLC
WINCHESTER LLC
WINIFREDE DOCK LIMITED LIABILITY COMPANY
YANKEETOWN DOCK, LLC

Executing this Guarantee as Vice-President and Treasurer of each of the 98 foregoing persons on behalf of and so as to bind the persons named above under the caption "Guarantors"

By:	/s/ Robert L. Mead
Robert L. Mead
Vice-President and Treasurer

[Signature Page to Guaranty Agreement]

Accepted on behalf of the
Secured Parties as of the date first
above written

BANK OF AMERICA, N.A.,
as Administrative Agent

By:  /s/ Tyler D. Levings
Name: Tyler D. Levings
Title:   Director

[Signature Page to Guaranty Agreement]

Acknowledged and agreed:

PATRIOT COAL CORPORATION,
a Delaware corporation

By:  /s/ Mark N. Schroeder
Name: Mark N. Schroeder
Title:   Senior Vice President & Chief Financial Officer

[Signature Page to Guaranty Agreement]